UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2009

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Zoom Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-18672	51-0448969
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

207 South Street, Boston, MA 02111

(Address of Principal Executive Office) (Zip Code)

(617) 423-1072

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

In connection with the proposed transaction with Gold Lion Holding Limited (“Gold Lion”) described in Item 1.01 below, Zoom Technologies, Inc. (“Zoom”) has filed a preliminary proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF ZOOM ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY ZOOM WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction.  Stockholders will also be able to obtain a copy of the definitive proxy statement without charge from Zoom.  The proxy statement and the other relevant materials, when available, and any other documents filed by Zoom with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  You may also read and copy any reports, statements and other information filed by Zoom with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Zoom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Zoom stockholders in favor of the proposed transaction.  Certain directors and executive officers of Zoom have interests in the transaction that may differ from the interests of stockholders generally, including without limitation the modification of the vesting provisions of outstanding stock options following the closing of the transaction.  Information concerning Zoom’s directors and executive officers, including descriptions of their security holdings, is set forth in the publicly filed documents of Zoom.  Stockholders may obtain more detailed information regarding the direct and indirect interests of Zoom and its directors and executive officers in the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

Item 1.01

Entry into a Material Definitive Agreement.

On May 12, 2009, an amendment (“Amendment”) to the Share Exchange Agreement dated January 28, 2009, (the “Exchange Agreement”) by and among Zoom, Zoom Telephonics, Inc., a Delaware corporation and wholly owned subsidiary of Zoom (“ZTI”), Lei Gu, a citizen of the People’s Republic of China (“Gu”), Gold Lion and Tianjin Tong Guang Group Digital Communication Co., Ltd., a company organized under the laws of the People’s Republic of China (“TCB Digital”) was entered into by the above parties and Songtao Du, a citizen of the People’s Republic of China (“Du”).

The Amendment modified the following material terms of the Exchange Agreement:

(i)

Zoom will initially acquire 100% of the capital stock of Gold Lion, as opposed to Jiansu Leimone Electronics Co., Ltd., a foreign investment enterprise organized under the laws of the PRC (“Jiansu Leimone”).  Gold Lion owns 100% of Jiansu Leimone and 100% the outstanding capital stock of Profit Harvest Corporation Ltd., a company organized and existing under the laws of Hong Kong (“Profit Harvest”);

(ii)

Gold Lion was required to deliver its consolidated financial statements to Zoom no later than May 12, 2009, as opposed to TCB Digital being required to deliver its financial statements to Zoom on March 31, 2009.  The requirement that the TCB Digital financial statements show net income after tax of at least $2.7 million for the year ended December 31, 2008 was retained for the Gold Lion financial statements.  The conditions to the Exchange Agreement that required the foregoing financial statements from TCB Digital were all amended to substitute the Gold Lion financial statements.

(iii)

The termination provisions in the Exchange Agreement were amended to provide that either party may terminate the Exchange Agreement if the transaction does not close prior to September 30, 2009.

On May 12, 2009, Zoom and ZTI entered into a separation and distribution agreement (the “Separation Agreement”).  The Separation Agreement sets forth the terms pursuant to which Zoom and ZTI will complete a spin-off, wherein Zoom will distribute as a dividend 100% of ZTI’s common stock currently held by Zoom to Zoom’s stockholders prior to the Gold Lion acquisition. Pursuant to the Separation Agreement, Zoom will transfer to ZTI all Zoom’s assets and liabilities related to Zoom’s business prior to the dividend distribution date.  Purusant to the Separation Agreement, ZTI will receive all rights in and use of the name Zoom and all other trademarks owned by ZTI and by Zoom prior to the spin-off, subject to a license agreement to be entered into by ZTI and TCB Digital. Zoom agreed to submit for stockholder approval in connection with the approval of the transactions contemplated by the Exchange Agreement, a proposal for the amendment of its certificate of incorporation to change its corporate name to Leimone United, Inc.. If the Zoom stockholders approve the transactions contemplated by the Exchange Agreement, but do not approve the name change, Zoom has agreed to use its reasonable efforts to re-submit the name change at its next special or annual meeting of stockholders. With limited exceptions, ZTI has agreed to indemnify Zoom and Zoom’s post-spin-off officers and directors for the liabilities of Zoom or ZTI prior to the dividend distribution date. Pursuant to the Separation Agreement Zoom has agreed that it will continue to recognize the options outstanding pursuant to its equity benefit plans without regard to the requirements in such options that the recipients provide services to Zoom.

The foregoing descriptions of the Amendment, Exchange Agreement and Separation Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Amendment, Exchange Agreement and Separation Agreement.  Copies of the agreement are set forth as exhibits to this Form 8-K, and are incorporated herein by reference.

The Amendment and Exchange Agreement have been included to provide investors and security holders with information regarding its terms.  They are not intended to provide any other financial information about Zoom, Gold Lion, TCB Digital, or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Amendment and Exchange Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Amendment and Exchange Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amendment and Exchange Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Zoom, Gold Lion, TCB Digital or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the dates of the Amendment and Exchange Agreement, which subsequent information may or may not be fully reflected in public disclosures by Zoom.

Item 9.01

Financial Statement and Exhibits.

(a)

Not applicable

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits.

2.1

Share Exchange Agreement by and among Zoom, ZTI, Gu, Gold Lion and TCB Digital dated January 28, 2009 (incorporated by reference to exhibit 2.1 of the Form 8-K dated February 3, 2009)

2.2

Amendment to Share Exchange Agreement by and among Zoom, ZTI, Gu, Du, Gold Lion and TCB Digital dated May 12, 2009 (incorporated by reference to annex A-1 of the preliminary proxy statement filed May 13, 2009)

10.1

Separation and Distribution Agreement by and among Zoom and ZTI (incorporated by reference to annex B of the preliminary proxy statement filed May 13, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Technologies, Inc.

Date: May 18, 2009	By:	/s/ Frank Manning
	Name:	Frank Manning President & Chief Executive Officer
Title: